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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                                 WebValley, Inc.
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             (Exact name of registrant as specified in its charter)

             Minnesota                                   41-1842864
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

1011 First Street South, Suite 203, Hopkins, Minnesota           55343
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      (Address of principal executive offices)                 (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exhange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-75943

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                   Name of each exchange on which
    to be so registered                   each class is to be registered

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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
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                                (Title of class)

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                                (Title of class)
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Item 1. Description of Registrant's Securities to be Registered.

The securities are described in the prospectus contained in registrant's registration statement on Form S-1 (SEC No. 333-75943) filed with the SEC on April 8, 1999 (the "Form S-1") and incorporated herein by reference.

Item 2. Exhibits.

1. Specimen of the form of certificate representing registrant's common stock filed herewith as Exhibit 4.1.

2. Registrant's Articles of Incorporation, as amended to date, filed as Exhibit
3.1 to the Form S-1 and incorporated herein by reference.

3. Registrant's by-laws, as amended to date, filed as Exhibit 3.2 to the Form S-1 and incorporated herein by reference.
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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

WEBVALLEY, INC.

Date   April 15, 1999
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By    /s/ Satya P. Garg
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     Satya P. Garg, Chairman, President and Chief Executive Officer